UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2005

E-CENTIVES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31559	52-1988332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, 6th Floor, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (240) 333-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On June 24, 2005, E-centives, Inc. (the “Company”) completed a sale of 125,000 shares of Series C Preferred Stock to Venturetec, Inc. (“Venturetec”). Peter Friedli, our director and largest stockholder, serves as the President of Venturetec and as such may be deemed to beneficially own such shares. These sales of Series C Preferred Stock are part of the Series C preferred stock financing commenced on March 31, 2005 and described in our Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the SEC on March 30, 2005. The issue price for each share of Series C Preferred Stock was $4.00 per share for a total offering price of $500,000. Subject to adjustments in certain circumstances as provided in the Certificate of Designations for the Series C Preferred Stock, each share of Series C Preferred Stock is convertible into ten (10) shares of common stock. If at any time the Market Price (as defined in the Certificate of Designations) is CHF 2.00 or higher for 30 consecutive trading days, all shares of Series C Preferred Stock, together with any accrued but unpaid dividends thereon, shall automatically convert into shares of common stock at the then effective conversion price of the Series C Preferred Stock.

The issue price and the terms of the Series C Preferred Stock are identical to the terms of the shares issued on March 31, 2005 and on April 19, 2005 which were part of the Series C preferred stock financing commenced on March 31, 2005, which is described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2005. The description of the terms of the Series C Preferred Stock is qualified in its entirety by the Certificate of Designations attached thereto as Exhibit 3.1 and incorporated herein by reference.

The sale of Series C Preferred Stock was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1	Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of Series C Preferred Stock of E-centives, Inc. as filed in the Office of the Secretary of State of Delaware on March 21, 2005 (incorporated by reference to the same-numbered exhibit to the registrant’s Current Report on Form 8-K filed on April 6, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-CENTIVES, INC.

By:	/s/ Tracy Slavin
Tracy Slavin
Chief Financial Officer

Date: June 28, 2005